UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 22, 2022
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 22, 2022, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following three proposals, each of which is described in detail in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”). The results of each matter voted upon are as follows:

Proposal 1 - Election of Directors

The nine individuals named below were elected to serve on the Company’s Board until the Company’s 2023 Annual Meeting of Shareholders or until their successors are duly elected or appointed, by the following vote:

Name	For	Against	Abstain
Diane M. Aigotti	31,677,981	381,748	25,877
Anne L. Arvia	31,002,488	1,060,677	22,441
Brian A. Kenney(1)	30,967,289	1,092,866	25,451
Robert C. Lyons	31,100,137	955,741	29,728
James B. Ream	30,913,747	1,147,280	24,579
Adam L. Stanley	31,665,811	388,858	30,937
David S. Sutherland	30,801,990	1,255,500	28,116
Stephen R. Wilson	31,669,190	392,321	24,095
Paul G. Yovovich	31,308,661	687,296	89,649

Broker Non-Vote	1,434,008

(1) Mr. Kenney intends to retire from the Company's Board on October 31, 2022.

Proposal 2 - Advisory Resolution on Executive Compensation

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Statement, by the following vote:

For	Against	Abstain	Broker Non-Vote
31,149,727	873,969	61,910	1,434,008

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, by the following vote:

For	Against	Abstain
32,328,959	1,162,875	27,780

Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Deborah A. Golden
Deborah A. Golden
Executive Vice President, General Counsel
and Corporate Secretary
April 27, 2022